UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2020

K12 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 21, 2020, K12 Management Inc. (“Parent”), a Delaware corporation and wholly owned subsidiary of K12 Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Parent and KAcquisitionCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), on the one hand, and Galvanize Inc., a Delaware corporation (“Galvanize”), and Fortis Advisors LLC, a Delaware limited liability company, as Securityholders’ Representative (solely with respect to Article XIII of the Merger Agreement), on the other hand.

The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Galvanize, with Galvanize continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). In addition, the Merger Agreement contains customary representations and warranties and covenants from each of the parties. The Merger Agreement also provides customary termination rights to each of the parties, and the closing of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, which the Company expects will be satisfied promptly following its announcement of the Merger Agreement.

The total consideration to be paid in connection with the Merger is approximately $165 million in cash, subject to customary transaction adjustments as provided in the Merger Agreement. The Merger is not subject to any financing condition. A portion of the aggregate merger consideration will be held in escrow to serve as security for potential indemnification claims under the Merger Agreement.

Concurrently with the execution of the Merger Agreement, certain members of Galvanize’s management team have entered into offer letters for their continued employment with Galvanize, which will become effective upon consummation of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The above description of the Merger Agreement is not intended to provide any other factual information about the Company, Parent, Galvanize, or their respective subsidiaries or affiliates. The representations and warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and only as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations and warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Galvanize. Investors should not rely on the representations and warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent, Galvanize, or any of their respective subsidiaries, affiliates or businesses.

Item 7.01. Regulation FD Disclosure

On January 27, 2020, the Company issued a press release announcing its acquisition of Galvanize. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the documents incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of the Company. The forward-looking statements in this Current Report on Form 8-K address a variety of subjects including, for example, the completion of the transactions contemplated by the Merger Agreement and the business prospects of the Company. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the possibility that the Company may not fully realize the projected benefits of the Merger; business disruption following the Merger; diversion of management time on Merger-related issues; the reaction of customers and other persons to the Merger; and other events that could adversely affect the Company’s plans, expectations, objectives and intentions as a result of the Merger, including industry or economic conditions outside of the Company’s control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K for the fiscal year ended June 30, 2019, and subsequent quarterly reports on Form 10-Q, which reports are available on the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of its date. The Company undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of January 21, 2020, by and among K12 Management Inc. and KAcquisitionCo Inc., on the one hand, and Galvanize Inc. and Fortis Advisors LLC, as Securityholders’ Representative (solely with respect to Article XIII), on the other hand.

99.1	Press Release of K12 Inc., dated January 27, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
*            Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

Date:	January 27, 2020	By: /s/ Nathaniel A. Davis
		Name:	Nathaniel A. Davis
		Title:	Chief Executive Officer and Chairman